UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 22, 2004

Date of Report (Date of earliest event reported)

TNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32033	36-4430020
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191-1406
(Address of principal executive offices and zip code)

(703) 453-8300
(Registrant’s telephone number, including area code)

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits.

Exhibit 99.1                       Press release issued April 22, 2004 regarding earnings for the first quarter of 2004

Exhibit 99.2                       Certain supplemental information not included in the press release

Item 9.           Regulation FD Disclosure.

Item 12.        Results of Operation and Financial Condition.

A copy of the press release issued by the Registrant on April 22, 2004 regarding earnings for the first quarter of 2004 is attached as Exhibit 99.1.  Also, certain supplemental information not included in the press release is attached as Exhibit 99.2.  This information is being furnished pursuant to Item 9 and Item 12 of Form 8-K.  This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNS, INC.

Dated: April 22, 2004	By:	/s/ Henry H. Graham, Jr.
Henry H. Graham, Jr.
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued April 22, 2004 regarding earnings for the first quarter of 2004

99.2	Certain supplemental information not included in the press release